The Allstate Corporation Investor Supplement Fourth Quarter 2025 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. Exhibit 99.2

The Allstate Corporation Investor Supplement - Fourth Quarter 2025 Table of Contents Consolidated Operations Protection Services Condensed Consolidated Statements of Operations 1 Segment Results 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Corporate Return on Allstate Common Shareholders' Equity 4 Segment Results 12 Policies in Force 5 Investments Property-Liability Investment Position and Results 13 Results 6 Investment Position and Results by Strategy 14 Allstate Protection Profitability Measures 7 Definitions of Non-GAAP Measures 15,16 Impact of Net Rate Changes Implemented on Premiums Written 8 Auto Profitability Measures and Statistics 9 Glossary 17 Homeowners Profitability Measures and Statistics 10 Items included in the glossary are denoted with a caret (^) the first time used. As a result of the dispositions of the employer voluntary benefits and group health businesses, starting in the third quarter of 2025, the Allstate Health and Benefits segment is no longer a reportable segment.

The Allstate Corporation Condensed Consolidated Statements of Operations (In millions, except per share data) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Revenues Property and casualty insurance premiums ^ $ 15,511 $ 15,253 $ 15,041 $ 14,698 $ 14,591 $ 14,333 $ 13,952 $ 13,512 $ 60,503 $ 56,388 Accident and health insurance premiums and contract charges ^ 114 110 235 487 482 487 474 478 946 1,921 Other revenue ^ 755 691 747 762 801 781 679 669 2,955 2,930 Net investment income 892 949 754 854 833 783 712 764 3,449 3,092 Net gains (losses) on investments and derivatives 73 252 (144) (349) (201) 243 (103) (164) (168) (225) Total revenues 17,345 17,255 16,633 16,452 16,506 16,627 15,714 15,259 67,685 64,106 Costs and expenses Property and casualty insurance claims and claims expense 7,736 8,654 10,249 10,815 9,024 10,409 10,801 9,501 37,454 39,735 Accident, health and other policy benefits 68 67 188 333 337 317 291 296 656 1,241 Amortization of deferred policy acquisition costs 2,125 2,101 2,076 2,087 2,062 2,037 2,001 1,939 8,389 8,039 Operating costs and expenses 2,332 2,265 2,135 2,245 2,505 2,217 2,019 1,885 8,977 8,626 Pension and other postretirement remeasurement (gains) losses (5) (108) — 78 (52) 26 (9) (2) (35) (37) Restructuring and related charges 13 17 15 16 10 28 13 10 61 61 Amortization of purchased intangibles 56 59 57 59 70 71 70 69 231 280 Interest expense 98 101 100 100 101 104 98 97 399 400 Total costs and expenses 12,423 13,156 14,820 15,733 14,057 15,209 15,284 13,795 56,132 58,345 Gain (loss) on disposition of operations (7) 720 890 — — — — — 1,603 — Income from operations before income tax expense 4,915 4,819 2,703 719 2,449 1,418 430 1,464 13,156 5,761 Income tax expense 1,088 1,075 604 123 559 254 83 266 2,890 1,162 Net income 3,827 3,744 2,099 596 1,890 1,164 347 1,198 10,266 4,599 Less: Net income (loss) attributable to noncontrolling interest (5) (2) (10) 1 (38) (26) 16 (20) (16) (68) Net income attributable to Allstate 3,832 3,746 2,109 595 1,928 1,190 331 1,218 10,282 4,667 Less: Preferred stock dividends 29 29 30 29 29 29 30 29 117 117 Net income applicable to common shareholders $ 3,803 $ 3,717 $ 2,079 $ 566 $ 1,899 $ 1,161 $ 301 $ 1,189 $ 10,165 $ 4,550 Earnings per common share Net income applicable to common shareholders per common share - Basic $ 14.55 $ 14.13 $ 7.86 $ 2.13 $ 7.16 $ 4.39 $ 1.14 $ 4.51 $ 38.56 $ 17.22 Weighted average common shares - Basic 261.3 263.1 264.6 265.3 265.1 264.6 264.1 263.5 263.6 264.3 Net income applicable to common shareholders per common share - Diluted $ 14.37 $ 13.95 $ 7.76 $ 2.11 $ 7.07 $ 4.33 $ 1.13 $ 4.46 $ 38.06 $ 16.99 Weighted average common shares - Diluted 264.7 266.4 267.9 268.8 268.7 268.0 267.1 266.5 267.1 267.8 Cash dividends declared per common share $ 1.00 $ 1.00 $ 1.00 $ 1.00 $ 0.92 $ 0.92 $ 0.92 $ 0.92 $ 4.00 $ 3.68 The Allstate Corporation 4Q 25 Supplement 1

The Allstate Corporation Contribution to Income (In millions, except per share data) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Contribution to income Net income applicable to common shareholders $ 3,803 $ 3,717 $ 2,079 $ 566 $ 1,899 $ 1,161 $ 301 $ 1,189 $ 10,165 $ 4,550 Net (gains) losses on investments and derivatives (73) (252) 144 349 201 (243) 103 164 168 225 Pension and other postretirement remeasurement (gains) losses (5) (108) — 78 (52) 26 (9) (2) (35) (37) Amortization of purchased intangibles 56 59 57 59 70 71 70 69 231 280 Gain on disposition — (723) (893) — (10) (1) (1) (4) (1,616) (16) Income tax expense (benefit) 7 283 204 (103) (46) 34 (35) (49) 391 (96) Adjusted net income * $ 3,788 $ 2,976 $ 1,591 $ 949 $ 2,062 $ 1,048 $ 429 $ 1,367 $ 9,304 $ 4,906 Income per common share - Diluted Net income applicable to common shareholders $ 14.37 $ 13.95 $ 7.76 $ 2.11 $ 7.07 $ 4.33 1.13 $ 4.46 $ 38.06 $ 16.99 Net (gains) losses on investments and derivatives (0.28) (0.95) 0.54 1.30 0.75 (0.91) 0.38 0.62 0.63 0.84 Pension and other postretirement remeasurement (gains) losses (0.02) (0.40) — 0.29 (0.20) 0.10 (0.03) (0.01) (0.13) (0.14) Amortization of purchased intangibles 0.21 0.22 0.21 0.22 0.26 0.26 0.26 0.26 0.86 1.05 Gain on disposition — (2.71) (3.33) — (0.04) — — (0.02) (6.05) (0.06) Income tax expense (benefit) 0.03 1.06 0.76 (0.39) (0.17) 0.13 (0.13) (0.18) 1.46 (0.36) Adjusted net income * $ 14.31 $ 11.17 $ 5.94 $ 3.53 $ 7.67 $ 3.91 $ 1.61 $ 5.13 $ 34.83 $ 18.32 Weighted average common shares - Diluted 264.7 266.4 267.9 268.8 268.7 268.0 267.1 266.5 267.1 267.8 The Allstate Corporation 4Q 25 Supplement 2

The Allstate Corporation Book Value per Common Share and Debt to Capital ($ in millions, except per share data) Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Book value per common share Numerator: Allstate common shareholders' equity (1) $ 28,609 $ 25,504 $ 22,018 $ 20,054 $ 19,441 $ 18,876 $ 16,592 $ 16,638 Denominator: Common shares outstanding and dilutive potential common shares outstanding (2) 263.8 265.8 267.2 268.8 268.7 268.3 267.0 267.2 Book value per common share $ 108.45 $ 95.95 $ 82.40 $ 74.61 $ 72.35 $ 70.35 $ 62.14 $ 62.27 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities Numerator: Allstate common shareholders' equity (1) $ 28,609 $ 25,504 $ 22,018 $ 20,054 $ 19,441 $ 18,876 $ 16,592 $ 16,638 Less: Unrealized net capital gains and losses on fixed income securities 303 357 40 (351) (779) 364 (939) (813) Adjusted Allstate common shareholders' equity $ 28,306 $ 25,147 $ 21,978 $ 20,405 $ 20,220 $ 18,512 $ 17,531 $ 17,451 Denominator: Common shares outstanding and dilutive potential common shares outstanding (2) 263.8 265.8 267.2 268.8 268.7 268.3 267.0 267.2 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * $ 107.30 $ 94.61 $ 82.25 $ 75.91 $ 75.25 $ 69.00 $ 65.66 $ 65.31 Total debt $ 7,490 $ 8,089 $ 8,087 $ 8,086 $ 8,085 $ 8,083 $ 8,082 $ 7,938 Total capital resources $ 38,100 $ 35,594 $ 32,106 $ 30,141 $ 29,527 $ 28,960 $ 26,675 $ 26,577 Ratio of debt to Allstate shareholders' equity 24.5% 29.4% 33.7% 36.7% 37.7% 38.7% 43.5% 42.6 % Ratio of debt to capital resources 19.7% 22.7% 25.2% 26.8% 27.4% 27.9% 30.3% 29.9% (1) Excludes equity related to preferred stock of $2,001 million for all periods shown. (2) Common shares outstanding were 260,135,910 and 264,969,685 as of December 31, 2025 and December 31, 2024, respectively. The Allstate Corporation 4Q 25 Supplement 3

The Allstate Corporation Return on Allstate Common Shareholders' Equity ($ in millions) As of or for the twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Return on Allstate common shareholders' equity Numerator: Net income applicable to common shareholders $ 10,165 $ 8,261 $ 5,705 $ 3,927 $ 4,550 $ 4,111 $ 2,909 $ 1,219 Denominator: Beginning Allstate common shareholders' equity $ 19,441 $ 18,876 $ 16,592 $ 16,638 $ 15,769 $ 12,592 $ 13,516 $ 15,524 Ending Allstate common shareholders' equity (1) 28,609 25,504 22,018 20,054 19,441 18,876 16,592 16,638 Average Allstate common shareholders' equity ^ $ 24,025 $ 22,190 $ 19,305 $ 18,346 $ 17,605 $ 15,734 $ 15,054 $ 16,081 Return on Allstate common shareholders' equity 42.3% 37.2% 29.6% 21.4% 25.8% 26.1% 19.3% 7.6 % Adjusted net income return on Allstate common shareholders' equity Numerator: Adjusted net income * $ 9,304 $ 7,578 $ 5,650 $ 4,488 $ 4,906 $ 4,385 $ 3,551 $ 1,960 Denominator: Beginning Allstate common shareholders' equity $ 19,441 $ 18,876 $ 16,592 $ 16,638 $ 15,769 $ 12,592 $ 13,516 $ 15,524 Less: Unrealized net capital gains and losses (771) 361 (938) (819) (604) (2,512) (1,845) (1,573) Adjusted beginning Allstate common shareholders' equity 20,212 18,515 17,530 17,457 16,373 15,104 15,361 17,097 Ending Allstate common shareholders' equity (1) 28,609 25,504 22,018 20,054 19,441 18,876 16,592 16,638 Less: Unrealized net capital gains and losses 297 351 36 (351) (771) 361 (938) (819) Adjusted ending Allstate common shareholders' equity 28,312 25,153 21,982 20,405 20,212 18,515 17,530 17,457 Average adjusted Allstate common shareholders' equity ^ $ 24,262 $ 21,834 $ 19,756 $ 18,931 $ 18,293 $ 16,810 $ 16,446 $ 17,277 Adjusted net income return on Allstate common shareholders' equity * 38.3% 34.7% 28.6% 23.7% 26.8% 26.1% 21.6% 11.3% (1) Excludes equity related to preferred stock of $2,001 million for all periods shown. The Allstate Corporation 4Q 25 Supplement 4

The Allstate Corporation Policies in Force Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Policies in force statistics (in thousands) (1) Allstate Protection Auto 25,504 25,332 25,243 25,100 24,936 24,998 25,124 25,207 Homeowners 7,697 7,642 7,596 7,549 7,511 7,483 7,426 7,364 Other personal lines 4,898 4,908 4,885 4,874 4,870 4,877 4,871 4,849 Commercial lines 176 174 176 189 213 238 256 273 Total 38,275 38,056 37,900 37,712 37,530 37,596 37,677 37,693 Protection Services Protection Plans 164,650 163,451 162,315 161,503 159,761 156,818 151,172 148,086 Roadside 1,244 1,119 988 867 758 670 604 565 Dealer Services 3,663 3,681 3,697 3,690 3,710 3,703 3,733 3,758 Identity Protection 2,626 2,694 2,669 2,648 2,511 2,538 2,510 3,031 Total 172,183 170,945 169,669 168,708 166,740 163,729 158,019 155,440 All other 479 480 482 478 471 462 456 453 Total policies in force (2) 210,937 209,481 208,051 206,898 204,741 201,787 196,152 193,586 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Lender-placed policies are excluded from policy counts because relationships are with the lenders. • Protection Plans represents active consumer product protection plans. • Roadside reflects memberships in force and does not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third-party administrators ("TPAs") as the customer relationship is managed by the TPAs. • Identity Protection reflects individual customer counts for identity protection products. • All other reflects certificate counts for the individual health business. (2) As a result of the dispositions of the employer voluntary benefits and group health businesses, starting in the third quarter of 2025, the Allstate Health and Benefits segment is no longer a reportable segment. Historical totals exclude employer voluntary benefits and group health businesses that have been divested. The Allstate Corporation 4Q 25 Supplement 5

The Allstate Corporation Property-Liability Results ($ in millions, except ratios) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Premiums written $ 14,572 $ 15,630 $ 15,047 $ 14,297 $ 13,757 $ 14,707 $ 14,279 $ 13,183 $ 59,546 $ 55,926 Premiums earned $ 14,776 $ 14,533 $ 14,346 $ 14,027 $ 13,933 $ 13,694 $ 13,339 $ 12,900 $ 57,682 $ 53,866 Other revenue 541 518 504 488 493 531 441 430 2,051 1,895 Claims and claims expense (7,567) (8,466) (10,084) (10,660) (8,871) (10,249) (10,649) (9,349) (36,777) (39,118) Amortization of deferred policy acquisition costs (1,772) (1,757) (1,742) (1,732) (1,699) (1,696) (1,673) (1,608) (7,003) (6,676) Operating costs and expenses (1,917) (1,873) (1,685) (1,701) (1,966) (1,710) (1,537) (1,417) (7,176) (6,630) Restructuring and related charges (10) (15) (13) (16) (6) (23) (15) (7) (54) (51) Amortization of purchased intangibles (45) (46) (46) (46) (52) (52) (51) (51) (183) (206) Underwriting income (loss) (1) $ 4,006 $ 2,894 $ 1,280 $ 360 $ 1,832 $ 495 $ (145) $ 898 $ 8,540 $ 3,080 Catastrophe losses $ (209) $ (558) $ (1,990) $ (2,202) $ (410) $ (1,703) $ (2,120) $ (731) $ (4,959) $ (4,964) Claims expense excluding catastrophe expense ^ (755) (765) (751) (734) (758) (736) (713) (696) (3,005) (2,903) Operating ratios and reconciliations to underlying ratios Loss ratio 51.2 58.3 70.3 76.0 63.7 74.9 79.8 72.4 63.8 72.6 Effect of catastrophe losses (1.4) (3.8) (13.9) (15.7) (2.9) (12.4) (15.9) (5.7) (8.6) (9.2) Effect of non-catastrophe prior year reserve reestimates 5.4 2.7 2.6 1.7 (0.6) (0.4) 0.5 (0.1) 3.1 (0.2) Underlying loss ratio * 55.2 57.2 59.0 62.0 60.2 62.1 64.4 66.6 58.3 63.2 Expense ratio ^ 21.7 21.8 20.8 21.4 23.2 21.5 21.3 20.6 21.4 21.7 Effect of amortization of purchased intangibles (0.3) (0.3) (0.3) (0.3) (0.4) (0.4) (0.4) (0.3) (0.3) (0.3) Underlying expense ratio * 21.4 21.5 20.5 21.1 22.8 21.1 20.9 20.3 21.1 21.4 Effect of advertising expense (3.8) (4.0) (3.1) (3.7) (4.7) (3.8) (3.0) (2.2) (3.6) (3.5) Effect of restructuring and related charges (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.2) Adjusted underwriting expense ratio * 17.5 17.4 17.3 17.3 18.0 17.2 17.8 18.0 17.4 17.7 Claims expense ratio excluding catastrophe expense ^ 5.1 5.3 5.2 5.2 5.4 5.4 5.3 5.4 5.2 5.4 Adjusted expense ratio * 22.6 22.7 22.5 22.5 23.4 22.6 23.1 23.4 22.6 23.1 Combined ratio 72.9 80.1 91.1 97.4 86.9 96.4 101.1 93.0 85.2 94.3 Effect of catastrophe losses (1.4) (3.8) (13.9) (15.7) (2.9) (12.4) (15.9) (5.7) (8.6) (9.2) Effect of non-catastrophe prior year reserve reestimates 5.4 2.7 2.6 1.7 (0.6) (0.4) 0.5 (0.1) 3.1 (0.2) Effect of amortization of purchased intangibles (0.3) (0.3) (0.3) (0.3) (0.4) (0.4) (0.4) (0.3) (0.3) (0.3) Underlying combined ratio * 76.6 78.7 79.5 83.1 83.0 83.2 85.3 86.9 79.4 84.6 Effect of Run-off Property-Liability on combined ratio — 1.0 — — 0.1 0.5 — — 0.3 0.2 (1) Underwriting income (loss) Allstate Protection $ 4,007 $ 3,040 $ 1,283 $ 364 $ 1,837 $ 555 $ (142) $ 903 $ 8,694 $ 3,153 Run-off Property-Liability (1) (146) (3) (4) (5) (60) (3) (5) (154) (73) Property-Liability $ 4,006 $ 2,894 $ 1,280 $ 360 $ 1,832 $ 495 $ (145) $ 898 $ 8,540 $ 3,080 Other financial information Net investment income $ 814 $ 873 $ 687 $ 783 $ 757 $ 708 $ 643 $ 702 $ 3,157 $ 2,810 Income tax expense on operations (1,074) (790) (402) (227) (596) (217) (113) (308) (2,493) (1,234) Net income (loss) attributable to noncontrolling interest, after-tax (5) (1) (10) 1 (38) (25) 16 (20) (15) (67) Amortization of purchased intangibles (45) (46) (46) (46) (52) (52) (51) (51) (183) (206) The Allstate Corporation 4Q 25 Supplement 6

The Allstate Corporation Allstate Protection Profitability Measures ($ in millions, except ratios) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Premiums written Auto $ 9,399 $ 9,869 $ 9,533 $ 9,848 $ 9,116 $ 9,539 $ 9,284 $ 9,357 $ 38,649 $ 37,296 Homeowners 4,110 4,607 4,395 3,453 3,624 4,073 3,845 2,874 16,565 14,416 Other personal lines 784 887 865 729 746 817 845 660 3,265 3,068 Commercial lines 107 101 100 94 84 104 150 157 402 495 Other business lines ^ 172 166 154 173 187 174 155 135 665 651 Total $ 14,572 $ 15,630 $ 15,047 $ 14,297 $ 13,757 $ 14,707 $ 14,279 $ 13,183 $ 59,546 $ 55,926 Premiums earned Auto $ 9,622 $ 9,593 $ 9,528 $ 9,347 $ 9,348 $ 9,270 $ 9,079 $ 8,778 $ 38,090 $ 36,475 Homeowners 4,055 3,880 3,771 3,657 3,548 3,403 3,255 3,154 15,363 13,360 Other personal lines 814 800 779 741 745 718 701 659 3,134 2,823 Commercial lines 103 99 104 113 131 151 158 169 419 609 Other business lines 182 161 164 169 161 152 146 140 676 599 Total $ 14,776 $ 14,533 $ 14,346 $ 14,027 $ 13,933 $ 13,694 $ 13,339 $ 12,900 $ 57,682 $ 53,866 Underwriting income (loss) Auto $ 1,851 $ 1,726 $ 1,331 $ 816 $ 603 $ 486 $ 370 $ 351 $ 5,724 $ 1,810 Homeowners 1,813 1,107 (76) (451) 1,070 60 (375) 564 2,393 1,319 Other personal lines 205 61 (11) (65) 133 (18) (55) 7 190 67 Commercial lines 45 93 (17) 16 (16) (16) (138) (70) 137 (240) Other business lines 92 52 54 41 45 40 52 48 239 185 Answer Financial 1 1 2 7 2 3 4 3 11 12 Total $ 4,007 $ 3,040 $ 1,283 $ 364 $ 1,837 $ 555 $ (142) $ 903 $ 8,694 $ 3,153 Claims expense excluding catastrophe expense $ 755 $ 741 $ 750 $ 731 $ 756 $ 732 $ 711 $ 695 $ 2,977 $ 2,894 Operating ratios and reconciliations to underlying ratios Loss ratio 51.2 57.3 70.3 76.0 63.6 74.4 79.8 72.4 63.5 72.4 Effect of catastrophe losses (1.4) (3.8) (13.9) (15.7) (2.9) (12.4) (15.9) (5.7) (8.6) (9.2) Effect of non-catastrophe prior year reserve reestimates 5.4 3.7 2.6 1.7 (0.5) 0.1 0.5 (0.1) 3.4 — Underlying loss ratio * 55.2 57.2 59.0 62.0 60.2 62.1 64.4 66.6 58.3 63.2 Expense ratio 21.7 21.8 20.8 21.4 23.2 21.5 21.3 20.6 21.4 21.7 Effect of amortization of purchased intangibles (0.3) (0.3) (0.3) (0.3) (0.4) (0.4) (0.4) (0.3) (0.3) (0.3) Underlying expense ratio * 21.4 21.5 20.5 21.1 22.8 21.1 20.9 20.3 21.1 21.4 Effect of advertising expense (3.8) (4.0) (3.1) (3.7) (4.7) (3.8) (3.0) (2.2) (3.6) (3.5) Effect of restructuring and related charges (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.2) Adjusted underwriting expense ratio * 17.5 17.4 17.3 17.3 18.0 17.2 17.8 18.0 17.4 17.7 Combined ratio 72.9 79.1 91.1 97.4 86.8 95.9 101.1 93.0 84.9 94.1 Underlying combined ratio * 76.6 78.7 79.5 83.1 83.0 83.2 85.3 86.9 79.4 84.6 Claims expense ratio excluding catastrophe expense 5.1 5.1 5.2 5.2 5.4 5.3 5.3 5.4 5.2 5.4 The Allstate Corporation 4Q 25 Supplement 7

The Allstate Corporation Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written Three months ended December 31, 2025 Three months ended September 30, 2025 Number of locations (1) Total (%) (2) (3) Location specific (%) (4) Number of locations Total (%) (3) Location specific (%) Auto 34 0.2 1.8 46 0.6 2.4 Homeowners (5) 15 0.8 5.4 21 1.4 12.0 Three months ended June 30, 2025 Three months ended March 31, 2025 Number of locations Total (%) (3) Location specific (%) Number of locations Total (%) (3) Location specific (%) Auto 38 0.4 2.2 32 1.4 4.3 Homeowners (5) 25 1.4 8.0 19 1.5 5.9 (1) Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented. (2) Represents the impact in the locations where rate changes were implemented during the period as a percentage of total prior year-end premiums written. (3) Implemented auto insurance rate increases totaled $81 million in the fourth quarter of 2025, after implementing $232 million, $126 million and $545 million in the third, second and first quarters of 2025, respectively. (4) Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations. (5) Excludes the impact to average premium from inflation in insured home replacement costs and other aging factor adjustments, which could be significant. The Allstate Corporation 4Q 25 Supplement 8

The Allstate Corporation Auto Profitability Measures and Statistics ($ in millions, except ratios) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Allstate Protection Premiums written $ 9,399 $ 9,869 $ 9,533 $ 9,848 $ 9,116 $ 9,539 $ 9,284 $ 9,357 $ 38,649 $ 37,296 Premiums earned 9,622 9,593 9,528 9,347 9,348 9,270 9,079 8,778 38,090 36,475 Underwriting income 1,851 1,726 1,331 816 603 486 370 351 5,724 1,810 Operating ratios and reconciliations to underlying ratios Loss ratio 58.9 60.6 65.0 69.3 69.3 71.9 74.2 75.4 63.4 72.7 Effect of catastrophe losses (0.4) (0.7) (2.2) (2.2) (0.6) (3.0) (3.9) (1.2) (1.4) (2.2) Effect of non-catastrophe prior year reserve reestimates 7.5 5.0 4.3 2.5 0.4 0.6 1.9 0.7 4.8 0.9 Underlying loss ratio * 66.0 64.9 67.1 69.6 69.1 69.5 72.2 74.9 66.8 71.4 Expense ratio 21.9 21.4 21.0 22.0 24.2 22.9 21.7 20.6 21.6 22.3 Effect of amortization of purchased intangibles (0.3) (0.3) (0.3) (0.4) (0.3) (0.4) (0.4) (0.4) (0.3) (0.3) Underlying expense ratio * 21.6 21.1 20.7 21.6 23.9 22.5 21.3 20.2 21.3 22.0 Combined ratio 80.8 82.0 86.0 91.3 93.5 94.8 95.9 96.0 85.0 95.0 Effect of catastrophe losses (0.4) (0.7) (2.2) (2.2) (0.6) (3.0) (3.9) (1.2) (1.4) (2.2) Effect of non-catastrophe prior year reserve reestimates 7.5 5.0 4.3 2.5 0.4 0.6 1.9 0.7 4.8 0.9 Effect of amortization of purchased intangibles (0.3) (0.3) (0.3) (0.4) (0.3) (0.4) (0.4) (0.4) (0.3) (0.3) Underlying combined ratio * 87.6 86.0 87.8 91.2 93.0 92.0 93.5 95.1 88.1 93.4 Annualized average earned premium ^ ($) 1,509 1,515 1,510 1,490 1,500 1,483 1,445 1,393 1,493 1,463 Average underlying loss (incurred pure premium) * ^ ($) 996 983 1,013 1,037 1,037 1,031 1,043 1,043 997 1,045 Average underlying loss (incurred pure premium) * (% change year-over-year) (4.0) (4.7) (2.9) (0.6) — (0.1) (0.5) 3.4 (4.6) 0.5 Average underlying loss (incurred pure premium) and expense * ^ ($) 1,322 1,303 1,326 1,359 1,395 1,364 1,351 1,325 1,315 1,366 New issued applications by channel (in thousands) ^ Exclusive agency 794 823 764 748 671 675 628 605 3,129 2,579 Independent agency 719 696 685 686 562 597 562 555 2,786 2,276 Direct 713 809 708 757 579 620 538 510 2,987 2,247 Total 2,226 2,328 2,157 2,191 1,812 1,892 1,728 1,670 8,902 7,102 Allstate brand Average premium - gross written ^ ($) 844 853 850 853 858 852 841 823 850 843 The Allstate Corporation 4Q 25 Supplement 9

The Allstate Corporation Homeowners Profitability Measures and Statistics ($ in millions, except ratios) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Allstate Protection Premiums written $ 4,110 $ 4,607 $ 4,395 $ 3,453 $ 3,624 $ 4,073 $ 3,845 $ 2,874 $ 16,565 $ 14,416 Premiums earned 4,055 3,880 3,771 3,657 3,548 3,403 3,255 3,154 15,363 13,360 Underwriting income (loss) 1,813 1,107 (76) (451) 1,070 60 (375) 564 2,393 1,319 Operating ratios and reconciliations to underlying ratios Loss ratio 33.2 48.5 81.2 91.8 46.9 76.3 90.3 60.3 62.8 68.1 Effect of catastrophe losses (4.2) (12.3) (42.8) (49.9) (8.9) (36.2) (49.6) (17.6) (26.6) (27.8) Effect of non-catastrophe prior year reserve reestimates 0.6 1.0 (0.3) 0.2 (1.1) 0.4 1.9 1.3 0.4 0.5 Underlying loss ratio * 29.6 37.2 38.1 42.1 36.9 40.5 42.6 44.0 36.6 40.8 Expense ratio 22.1 23.0 20.8 20.5 22.9 21.9 21.2 21.8 21.6 22.0 Effect of amortization of purchased intangibles (0.3) (0.4) (0.3) (0.2) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) Underlying expense ratio * 21.8 22.6 20.5 20.3 22.6 21.6 20.9 21.5 21.3 21.7 Combined ratio 55.3 71.5 102.0 112.3 69.8 98.2 111.5 82.1 84.4 90.1 Effect of catastrophe losses (4.2) (12.3) (42.8) (49.9) (8.9) (36.2) (49.6) (17.6) (26.6) (27.8) Effect of non-catastrophe prior year reserve reestimates 0.6 1.0 (0.3) 0.2 (1.1) 0.4 1.9 1.3 0.4 0.5 Effect of amortization of purchased intangibles (0.3) (0.4) (0.3) (0.2) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) Underlying combined ratio * 51.4 59.8 58.6 62.4 59.5 62.1 63.5 65.5 57.9 62.5 New issued applications by channel (in thousands) Exclusive agency 237 262 251 232 227 260 241 218 982 946 Independent agency 36 41 48 47 54 63 61 48 172 226 Direct 69 69 54 41 37 39 32 25 233 133 Total 342 372 353 320 318 362 334 291 1,387 1,305 Allstate brand Average premium - gross written ($) 2,267 2,296 2,267 2,210 2,111 2,050 1,993 1,912 2,263 2,021 The Allstate Corporation 4Q 25 Supplement 10

The Allstate Corporation Protection Services Segment Results ($ in millions) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Protection Services Net premiums written $ 867 $ 749 $ 733 $ 657 $ 816 $ 678 $ 676 $ 627 $ 3,006 $ 2,797 Premiums earned $ 735 $ 720 $ 695 $ 671 $ 658 $ 639 613 612 $ 2,821 $ 2,522 Other revenue 126 124 111 128 148 110 98 85 489 441 Intersegment insurance premiums and service fees 31 33 36 37 57 49 39 35 137 180 Net investment income 25 25 25 24 26 24 23 21 99 94 Claims and claims expense (175) (193) (170) (161) (160) (166) (157) (158) (699) (641) Amortization of deferred policy acquisition costs (345) (337) (328) (318) (328) (304) (296) (289) (1,328) (1,217) Operating costs and expenses (324) (310) (290) (309) (330) (280) (246) (234) (1,233) (1,090) Restructuring and related charges (2) (1) (1) — (1) — — (1) (4) (2) Income tax expense on operations (14) (16) (18) (17) (20) (15) (19) (17) (65) (71) Less: net loss attributable to noncontrolling interest — (1) — — — (1) — — (1) (1) Adjusted net income ^ (1) 57 46 60 55 50 58 55 54 218 217 Depreciation 4 5 5 5 5 5 6 6 19 22 Restructuring and related charges 2 1 1 — 1 — — 1 4 2 Income tax expense on operations 14 16 18 17 20 15 19 17 65 71 Adjusted earnings before taxes, depreciation and restructuring * $ 77 $ 68 $ 84 $ 77 $ 76 $ 78 $ 80 $ 78 $ 306 $ 312 Protection Plans Net premiums written $ 693 $ 567 $ 558 $ 487 $ 648 $ 519 $ 518 $ 470 $ 2,305 $ 2,155 Premiums earned 566 552 531 510 497 480 453 439 2,159 1,869 Revenue ^ $ 609 $ 588 $ 563 $ 540 $ 528 $ 512 483 464 $ 2,300 $ 1,987 Claims and claims expense (135) (152) (130) (124) (123) (129) (120) (114) (541) (486) Amortization of deferred policy acquisition costs (236) (228) (218) (210) (219) (196) (188) (180) (892) (783) Other costs and expenses ^ (173) (161) (150) (148) (130) (139) (122) (117) (632) (508) Restructuring and related charges (1) (1) — — (1) — 1 (1) (2) (1) Income tax expense on operations (15) (13) (14) (13) (18) (10) (13) (12) (55) (53) Less: net loss attributable to noncontrolling interest — (1) — — — (1) — — (1) (1) Adjusted net income $ 49 $ 34 $ 51 $ 45 $ 37 $ 39 $ 41 $ 40 $ 179 $ 157 Dealer Services Revenue $ 148 $ 148 $ 148 $ 146 $ 147 $ 146 $ 148 $ 146 $ 590 $ 587 Adjusted net income 7 6 4 4 4 5 6 6 21 21 Roadside Revenue $ 61 $ 59 $ 56 $ 55 $ 54 $ 53 $ 51 $ 66 $ 231 $ 224 Adjusted net income 12 12 11 11 10 10 8 11 46 39 Arity Revenue $ 60 $ 68 $ 59 $ 79 $ 121 $ 74 $ 52 $ 39 $ 266 $ 286 Adjusted net income (loss) (12) (8) (8) (6) (3) 1 (2) (4) (34) (8) Identity Protection Revenue $ 39 $ 39 $ 41 $ 40 $ 39 $ 37 $ 39 $ 38 $ 159 $ 153 Adjusted net income 1 2 2 1 2 3 2 1 6 8 (1) Adjusted net income is the GAAP segment measure. The Allstate Corporation 4Q 25 Supplement 11

The Allstate Corporation Corporate Segment Results ($ in millions) Three months ended Twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Other revenue $ 19 $ 24 $ 23 $ 15 $ 16 $ 17 $ 19 $ 20 $ 81 $ 72 Net investment income 52 49 37 22 24 25 21 18 160 88 Operating costs and expenses (41) (42) (45) (32) (35) (39) (47) (42) (160) (163) Restructuring and related charges (1) — — — (3) (3) 2 (1) (1) (5) Interest expense (98) (101) (100) (100) (101) (104) (98) (97) (399) (400) Income tax benefit on operations 14 12 21 27 22 23 29 25 74 99 Preferred stock dividends (29) (29) (30) (29) (29) (29) (30) (29) (117) (117) Adjusted net loss $ (84) $ (87) $ (94) $ (97) $ (106) $ (110) $ (104) $ (106) $ (362) $ (426) The Allstate Corporation 4Q 25 Supplement 12

The Allstate Corporation Investment Position and Results ($ in millions) As of or for the three months ended As of or for the twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Investment position Fixed income securities, at fair value $ 59,115 $ 57,186 $ 54,435 $ 51,993 $ 52,747 $ 53,961 $ 52,576 $ 50,777 $ 59,115 $ 52,747 Equity securities ^ 8,398 5,338 2,397 4,465 4,463 2,091 2,216 2,383 8,398 4,463 Mortgage loans, net 879 831 807 770 784 765 815 815 879 784 Limited partnership interests ^ 8,844 9,213 9,194 9,380 9,255 8,925 8,730 8,562 8,844 9,255 Short-term, at fair value 4,887 8,743 9,640 6,541 4,537 6,994 5,288 4,318 4,887 4,537 Other investments, net 1,114 1,017 964 901 824 866 979 1,004 1,114 824 Total $ 83,237 $ 82,328 $ 77,437 $ 74,050 $ 72,610 $ 73,602 $ 70,604 $ 67,859 $ 83,237 $ 72,610 Net investment income Fixed income securities $ 665 $ 634 $ 602 $ 608 $ 614 $ 587 $ 571 $ 526 $ 2,509 $ 2,298 Equity securities 43 19 17 20 27 17 18 15 99 77 Mortgage loans 11 11 9 10 9 9 9 9 41 36 Limited partnership interests 140 226 74 194 160 138 103 199 634 600 Short-term investments 72 104 97 72 74 87 62 67 345 290 Other investments 48 26 24 21 35 25 25 21 119 106 Investment income, before expense 979 1,020 823 925 919 863 788 837 3,747 3,407 Investment expense (87) (71) (69) (71) (86) (80) (76) (73) (298) (315) Net investment income $ 892 $ 949 $ 754 $ 854 $ 833 $ 783 $ 712 $ 764 $ 3,449 $ 3,092 Pre-tax yields on fixed income securities ^ (1) 4.6% 4.6% 4.4% 4.4% 4.4% 4.3% 4.3% 4.1% 4.5% 4.3 % Net gains (losses) on investments and derivatives, pre-tax by transaction type Sales $ 60 $ 69 $ (245) $ (137) $ (75) $ 116 $ (90) $ (111) $ (253) $ (160) Credit losses (7) (23) (4) (76) (3) (12) (16) (115) (110) (146) Valuation change of equity investments 18 200 170 (117) (112) 119 18 70 271 95 Valuation change and settlements of derivatives 2 6 (65) (19) (11) 20 (15) (8) (76) (14) Total $ 73 $ 252 $ (144) $ (349) $ (201) $ 243 $ (103) $ (164) $ (168) $ (225) Total return on investment portfolio ^ (1) Net investment income 1.1% 1.2% 1.0% 1.2% 1.1% 1.1% 1.0% 1.1% 4.4% 4.3 % Valuation-interest bearing — 0.6 0.2 0.4 (2) (2.1) 2.5 (0.3) (0.7) (2) 1.2 (2) (0.7) (2) Valuation-equity investments — 0.2 0.2 (0.2) (0.1) 0.1 — 0.1 0.2 0.2 Total 1.1% 2.0% 1.4% 1.4% (1.1) % 3.7% 0.7% 0.5% 5.8% 3.8 % Fixed income securities portfolio duration ^ (in years) (1) 5.1 5.1 4.1 5.1 5.2 5.1 4.9 4.8 Fixed income securities portfolio duration including interest rate derivative positions (in years) (1) 5.1 5.0 4.0 5.1 5.3 5.3 5.0 4.9 Fixed income and short-term investments duration including interest rate derivative positions (in years) (1) 4.7 4.3 3.4 4.6 4.9 4.7 4.6 4.6 (1) Beginning in the third quarter of 2024 calculations include investments held for sale. (2) Includes (0.1%) impact in the first quarter and twelve months of 2025 and (0.2%) impact in the first quarter and twelve months of 2024 related to losses recorded for variable interest in Reciprocal Exchanges. The Allstate Corporation 4Q 25 Supplement 13

The Allstate Corporation Investment Position and Results by Strategy ($ in millions) As of or for the three months ended As of or for the twelve months ended Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2025 Dec. 31, 2024 Investment Position Market-based ^ Interest-bearing investments ^ $ 65,236 $ 66,973 $ 65,060 $ 59,411 $ 58,068 $ 61,747 $ 58,781 $ 56,035 $ 65,236 $ 58,068 Equity securities 8,009 4,762 1,786 3,795 3,797 1,400 1,539 1,722 8,009 3,797 LP and other alternative investments ^ 146 232 211 281 285 148 162 158 146 285 Total $ 73,391 $ 71,967 $ 67,057 $ 63,487 $ 62,150 $ 63,295 $ 60,482 $ 57,915 $ 73,391 $ 62,150 Performance-based ^ Private equity (1) $ 7,658 $ 8,134 $ 8,208 $ 8,393 $ 8,411 $ 8,191 $ 8,064 $ 7,891 $ 7,658 $ 8,411 Real estate 2,188 2,227 2,172 2,170 2,049 2,116 2,058 2,053 2,188 2,049 Total $ 9,846 $ 10,361 $ 10,380 $ 10,563 $ 10,460 $ 10,307 $ 10,122 $ 9,944 $ 9,846 $ 10,460 Investment income Market-based Interest-bearing investments $ 758 $ 759 $ 716 $ 698 $ 705 $ 691 $ 649 $ 609 $ 2,931 $ 2,654 Equity securities 43 19 16 18 25 16 16 13 96 70 LP and other alternative investments (2) 3 2 1 3 (3) 1 2 4 9 4 Income for yield calculation $ 804 $ 780 $ 733 $ 719 $ 727 $ 708 $ 667 $ 626 $ 3,036 $ 2,728 Pre-tax yield (3) 4.5% 4.5% 4.4% 4.4% 4.5% 4.5% 4.4% 4.3% 4.4% 4.4 % Performance-based Private equity $ 123 $ 197 $ 74 $ 103 $ 138 $ 130 $ 119 $ 196 $ 497 $ 583 Real estate 52 43 16 103 54 25 2 15 214 96 Investment income, before expense 175 240 90 206 192 155 121 211 711 679 Investee level expenses (29) (13) (11) (10) (25) (12) (14) (10) (63) (61) Income for yield calculation $ 146 $ 227 $ 79 $ 196 $ 167 $ 143 $ 107 $ 201 $ 648 $ 618 Pre-tax yield 5.9% 8.9% 3.0% 7.5% 6.5% 5.6% 4.3% 8.2% 6.3% 6.2 % Total return on investment portfolio Market-based (3) 1.2% 2.0% 1.6% 1.5% (4) (1.5) % 4.2% 0.7% 0.3% (4) 6.1% (4) 3.7% (4) Performance-based 0.9 2.5 1.0 1.6 2.1 1.5 1.0 2.3 6.1 6.9 Internal rate of return ^ Performance-based 10 year 11.1% 10.9% 11.0% 11.2% 11.4% 11.2% 11.5% 11.7% 5 year 13.1 14.3 14.4 12.2 12.1 11.5 11.6 12.1 3 year 5.6 5.7 4.7 5.4 7.3 9.4 11.7 14.3 1 year 5.8 7.1 5.0 4.5 6.3 4.3 4.9 5.6 (1) Includes infrastructure investments of $1.35 billion as of December 31, 2025. (2) Net of any investee level expenses. (3) Beginning in the third quarter of 2024 calculations include investments held for sale. (4) Includes (0.1%) impact in the first quarter and twelve months of 2025 and (0.2%) impact in the first quarter and twelve months of 2024 related to losses recorded for variable interest in Reciprocal Exchanges. The Allstate Corporation 4Q 25 Supplement 14

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income (loss) is net income (loss) applicable to common shareholders, excluding: • Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Amortization or impairment of purchased intangibles • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, amortization or impairment of purchased intangibles, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Gain or loss on disposition is excluded because it is non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors, and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Average underlying loss (incurred pure premium) and average underlying loss (incurred pure premium) and expense per policy are calculated as the underlying loss ratio and the underlying combined ratio (non-GAAP ratios), respectively, multiplied by the annualized GAAP earned premium ("annualized average earned premium”). We believe that these measures are useful to investors and are used by management for the same reasons noted above for the underlying loss and underlying combined ratios. The components of the calculation are available on the "Auto Profitability Measures and Statistics" page. The Allstate Corporation 4Q 25 Supplement 15

Definitions of Non-GAAP Measures (continued) Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors, and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income (loss) return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 4Q 25 Supplement 16

Glossary Consolidated Operations Accident and health insurance premiums and contract charges include premiums for individual health, employer voluntary benefits through March 31, 2025 and group health through June 30, 2025. Adjusted net income is the GAAP segment measure used for the Protection Services and Corporate segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines, commercial lines and other business lines insurance products, as well as consumer product protection plans, roadside assistance and automotive protection and insurance products. Property-Liability Annualized average earned premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid- term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. New issued applications: Item counts of automobile and homeowner insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage, non-proprietary life and annuity products, and lender-placed products. Protection Services Revenue includes premiums earned, other revenue, intersegment insurance premiums and service fees and net investment income. Other costs and expenses include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Investments Duration measures the price sensitivity of fixed income and short-term investments to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LPs is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre- tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. The Allstate Corporation 4Q 25 Supplement 17